UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2023

EVOFEM BIOSCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36754	20-8527075
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7770 Regents Road, Suite 113-618

San Diego, CA 92122

(Address of Principal Executive Offices)

(858) 550-1900

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	EVFM	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A (this “Amendment”) is being filed by Evofem Biosciences, Inc., a Delaware corporation (the “Company”), to amend that Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “Commission”) on December 27, 2023 (the “Original Report”), in which the Company reported, among other things, that it entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Aditxt, Inc., a Delaware corporation (“Parent”), Adicure, Inc., a Delaware corporation and a wholly-owned Subsidiary of parent (“Merger Sub”), pursuant to which, and on the terms and subject to the conditions thereof, Merger Sub will merge with and into the Company, with the Company surviving as a wholly owned subsidiary of Parent (the “Merger”).

This Amendment is being filed solely for the purpose of amending exhibit 3.1 provided under Item 9.01(a) in the Original Report to correctly link the Certificate of Designation of the Series F-1 Preferred Stock. No other amendments or modifications to the Original Report are being made by this Amendment. This Amendment should be read in connection with the Original Report, which provides a more complete description of the Merger Agreement and Merger contemplated thereby.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

See the accompanying Index to Exhibits, which information is hereby incorporated herein by reference.

INDEX TO EXHIBITS

Exhibit No.	Description
3.1	Certificate of Designation of the Series F-1 Preferred Stock (incorporated by reference to Exhibit 3.1 on the Company’s Current Report on Form 8-K (File No. 001-36754) filed on December 12, 2023).
104	Cover Page Interactive Date File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVOFEM BIOSCIENCES, INC.

Date: January 25, 2024	By:	/s/ Saundra Pelletier
Saundra Pelletier
Chief Executive Officer